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                                                                    Exhibit 99.2

                                    GPU, INC.

        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING TO
                          BE HELD AT [____________], 2000

                                ________________
                                ________________
                                ________________


         The undersigned hereby appoints B. L. Levy, P. E. Maricondo, and S. L. Guibord, and each or any of them, proxies to represent the undersigned at the Special Meeting of Shareholders of GPU, Inc., and at any adjournment thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following item as set forth in the Notice of Special Meeting and Proxy Statement, each dated ________ (receipt of which is hereby acknowledged), AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS, IF ANY, AS MAY PROPERLY COME BEFORE THE MEETING.

         Said proxies are instructed to vote FOR or AGAINST the proposal, as indicated by the undersigned (OR, IF NO INDICATION IS GIVEN, FOR PROPOSAL NO. 1).

         You are encouraged to voice your preference by marking the appropriate box on the other side. HOWEVER, YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE OTHER SIDE.


        PLEASE DO NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.


                                  (continued and to be signed on the other side)


                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE




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                                                               _     Please mark
                                                              |X|    your votes
                                                              |_|    as this.
THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL NO. 1:
                                                               _
                                                              | |
                                               CHECK HERE     |_|
                                               IF YOU PLAN TO
1 -Approval and adoption of the                ATTEND THE MEETING
   Agreement and Plan of Merger described
   in the Proxy Statement which provides
   for the merger of GPU with and into
   FirstEnergy.

   FOR            AGAINST            ABSTAIN   Dated_________________2000
    _                _                  _
   | |              | |                | |
   |_|              |_|                |_|     Signature___________________

                                               Signature if held jointly


                                               ----------------------------
                                               Please date and sign

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES
WITH YOUR PROXY CARD.                          In case of joint owners, EACH
                                               joint owner should sign. When
                                               signing as attorney, executor,
                                               administrator, trustee, guardian,
                                               corporate officer, etc., give
                                               full title.


                                               -----------------------------


                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE